UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2013

Crescent Financial Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3600 Glenwood Avenue

Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices)

(919) 659-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Merger

On April 1, 2013, Crescent Financial Bancshares, Inc. (the “Company”), the bank holding company for VantageSouth Bank (“VSB”), completed the acquisition by merger of ECB Bancorp, Inc. (“ECB”) with and into the Company (the “Merger”). The Merger was completed pursuant to an Agreement and Plan of Merger dated as of September 25, 2012 (the “Merger Agreement”). Immediately following the Merger, The East Carolina Bank, a wholly-owned subsidiary of ECB, was merged with and into VSB. Prior to entry into the Merger Agreement, no material relationship existed between the Company and ECB and any of their respective affiliates.

Upon the closing of the Merger, each outstanding share of ECB common stock, except for shares of ECB common stock owned by ECB or the Company (other than certain trust account shares), was converted into the right to receive 3.55 shares of common stock, par value $0.001 per share of the Company. Cash was paid in lieu of fractional shares. The aggregate merger consideration consisted of approximately 10,312,186 shares of the Company’s common stock. Based upon the $3.94 per share closing price of the Company’s common stock on March 28, 2013, the transaction value was approximately $40.6 million.

Pursuant to the Merger Agreement, the Company agreed to exchange each share of ECB’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, no par value per share, stated liquidation amount $1,000 per share (the “ECB Series A Preferred Stock”) into one share of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, no par value per share, stated liquidation amount $1,000 per share (the “Series B Preferred Stock”). At the closing of the Merger, the Company also issued a warrant to purchase 514,693.2 shares of the Company’s common stock (the “Company Warrant”) to the United States Department of the Treasury (“Treasury”) in exchange for the warrant issued by ECB to Treasury on January 16, 2009 to purchase 144,984 shares of ECB’s common stock (the “ECB Warrant”).

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. The representations and warranties in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” or “Material Adverse Effect” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or ECB.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the copy of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Assumption of ECB TARP Obligations

On April 1, 2013, the Company, ECB and Treasury entered into a letter agreement (the “TARP Letter Agreement”) pursuant to which the Company agreed to assume the due and punctual performance and observance of ECB’s covenants, agreements, and conditions under that certain Letter Agreement, dated as of January 16, 2009, by and between Treasury and ECB, incorporating the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”) and all ancillary documents thereto. Pursuant to the TARP Letter Agreement, the Company also agreed to pay all accrued and unpaid dividends related to the ECB Series A Preferred Stock.

The Company further entered into that certain American Recovery and Reinvestment Act Side Letter, dated April 1, 2013, with Treasury (the “ARRA Letter Agreement” and, together with the TARP Letter Agreement, the Company Warrant, and the Certificate of Designations (as defined in Item 3.02) and all ancillary documents thereto, the “TARP Documents”) affirming that: (i) in the event of inconsistency between the terms of the American Recovery and Reinvestment Act of 2009 (“ARRA”) and the TARP Documents, the rules and regulations of ARRA shall control; (ii) the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008 as implemented by the Interim Final Rule on TARP Standards of Compensation and Corporate Governance, as amended by ARRA or otherwise from time to time, will apply to the Company; and (iii) the Company will be permitted to repay the ECB Series A Preferred Stock in accordance with ARRA.

Pursuant to the TARP Documents, on April 1, 2013, in exchange for the outstanding ECB Series A Preferred Stock and the ECB Warrant, the Company issued to Treasury (i) 17,949 shares of the Series B Preferred Stock; and (ii) the Company Warrant. The Series B Preferred Stock will qualify as Tier I capital and will pay cumulative dividends at a rate of 5% per annum through February 15, 2014 and 9% per annum thereafter. Dividends are payable on the Series B Preferred Stock quarterly and are payable on February 15, May 15, August 15, and November 15 of each year. Should the Company fail to pay a total of six dividend payments on the Series B Preferred Stock, whether or not consecutive, the holders of the Series B Preferred Stock will have the right to elect two directors to the Company’s board of directors until the Company has paid all such dividends that it had failed to pay. The Series B Preferred Stock has no maturity date and ranks senior to the Company’s common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series B Preferred Stock is generally non-voting, but does have contingent rights to vote on certain matters as more fully described in the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

The Company is obligated to register the resale of the Series B Preferred Stock under certain circumstances including without limitation if the Company files another registration statement under which the Series B Preferred Stock can be registered or if, under certain circumstances, Treasury requests. The Securities Purchase Agreement contains certain limitations on the payment of dividends on common stock and any other class or series of stock of the Company that ranks junior to or on par with the Series B Preferred Stock. The ability to repurchase such stock is also restricted under the Securities Purchase Agreement.

The foregoing descriptions of the Certificate of Designations, the Company Warrant, TARP Letter Agreement (which includes the Securities Purchase Agreement) and the ARRA Letter Agreement are not complete and are qualified in their entirety by reference to the copies of each document filed as Exhibits 3.1, 4.1, 10.1 and 10.2, respectively, to this Report and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Report is incorporated by reference into this Item 3.02.

On April 1, 2013, the Company completed the issuance to Treasury of the Series B Preferred Stock and Company Warrant in exchange for the ECB Series A Preferred Stock and the ECB Warrant. No underwriting discounts or commissions were applicable. The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that all of the securities were sold to a single institutional purchaser. The Series B Preferred Stock is subject to the benefits and terms of Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series B of the Company filed with the Secretary of State of Delaware on March 28, 2013, and amended on April 1, 2013 (the “Certificate of Designations”). The Company Warrant is exercisable on or before January 16, 2019, with an initial per share exercise price of $5.231. The Company Warrant has anti-dilution protections and certain other protections for the holder. The foregoing descriptions of the Certificate of Designations and the Company Warrant are not complete and are qualified in their entirety by reference to the copies of each document filed as Exhibits 3.1 and 4.1, respectively, to this Report and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 of this Report is incorporated by reference into this Item 3.03.

On March 28, 2013, the Company filed the Certificate of Designations with the Secretary of State of Delaware and on April 1, 2013 amended such filing and completed the issuance to Treasury of the Series B Preferred Stock in exchange for the ECB Series A Preferred Stock. The Certificate of Designations was effective immediately upon filing. The Company also issued the Company Warrant to Treasury in exchange for the ECB Warrant. The Series B Preferred Stock is subject to the benefits and terms of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference. A copy of the Company Warrant is filed as Exhibit 4.1 to this Report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of George T. Davis, Jr., J. Bryant Kittrell III and Joseph T. Lamb, Jr. to Company’s Board of Directors

Under the Merger Agreement, following completion of the Merger, George T. Davis, Jr., J. Bryant Kittrell III and Joseph T. Lamb, Jr., all non-management members of the ECB Board of Directors were to be appointed to serve on the Company’s Board of Directors (the “Board”). Effective upon closing of the Merger on April 1, 2013 in accordance with the Certificate of Incorporation and Bylaws of the Company, the Board increased the number of directors of the Company from twelve to fifteen and appointed Messrs. Davis, Kittrell and Lamb to serve as directors until the Company’s next meeting of shareholders at which directors are elected or until their successors are elected and qualified, or their earlier removal, resignation, death or incapacity. The Board has yet to determine any committee assignments for Messrs. Davis, Kittrell and Lamb.

Messrs. Davis, Kittrell and Lamb will each receive compensation as a nonemployee director consistent with the Company’s standard nonemployee director compensation practices, which currently includes an annual fee of $18,750 to each director, prorated for 2013 as applicable.

Each of the former directors of ECB, including Messrs. Davis, Kittrell and Lamb, executed a support agreement with the Company pursuant to which, among other things, they agreed to vote their shares of ECB common stock in favor of the Merger and against an alternative business combination and agreed not to sell or transfer any shares of ECB common stock. Additionally, each former director of ECB, including Messrs. Davis, Kittrell and Lamb, executed a director’s agreement with the Company pursuant to which, among other things, they agreed to certain noncompetition, noninterference and confidentiality provisions. The forms of such agreements are included as Exhibits A and B to the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On April 1, 2013, the Company issued a press release announcing completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of ECB Bancorp, Inc. and Subsidiary as of December 31, 2012 and December 31, 2011 and the related consolidated results of operations, statements of comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, the notes related thereto and the Report of Independent Registered Public Accounting Firm, dated April 1, 2013, are incorporated herein by reference to Exhibit 99.2 to this Report.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information for the year ended December 31, 2012, and the notes related thereto, are incorporated herein by reference to Exhibit 99.3 to this Report.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and between ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2012).

3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, as amended.

4.1	Warrant to Purchase 514,693.2 shares of Common Stock of Crescent Financial Bancshares, Inc.

4.2	Form of Stock Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

10.1	TARP Letter Agreement, dated April 1, 2013, by and among Crescent Financial Bancshares, Inc., ECB Bancorp, Inc. and the United States Department of the Treasury.

10.2	ARRA Letter Agreement, dated April 1, 2013, by and between Crescent Financial Bancshares, Inc. and the United States Department of the Treasury.

23.1	Consent of Dixon Hughes Goodman LLP

99.1	Press release, dated April 1, 2013, announcing completion of the Merger.

99.2	Report of Independent Registered Public Accounting Firm, dated April 1, 2013, audited consolidated balance sheets of ECB Bancorp, Inc. and Subsidiary as of December 31, 2012 and December 31, 2011 and related consolidated results of operations, statements of comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2013

CRESCENT FINANCIAL BANCSHARES, INC.

By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and between ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2012).

3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, as amended.

4.1	Warrant to Purchase 514,693.2 shares of Common Stock of Crescent Financial Bancshares, Inc.

4.2	Form of Stock Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

10.1	TARP Letter Agreement, dated April 1, 2013, by and among Crescent Financial Bancshares, Inc., ECB Bancorp, Inc. and the United States Department of the Treasury.

10.2	ARRA Letter Agreement, dated April 1, 2013, by and between Crescent Financial Bancshares, Inc. and the United States Department of the Treasury.

23.1	Consent of Dixon Hughes Goodman LLP

99.1	Press release, dated April 1, 2013, announcing completion of the Merger.

99.2	Report of Independent Registered Public Accounting Firm, dated April 1, 2013, audited consolidated balance sheets of ECB Bancorp, Inc. and Subsidiary as of December 31, 2012 and December 31, 2011 and related consolidated results of operations, statements of comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2012.